UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2003
Partners Trust Financial Group, Inc. (Exact name of registrant as specified in its charter)
Federal (State or other jurisdiction of incorporation)	001-31277 (Commission File Number)	75-2993918 (IRS Employer Identification No.)
233 Genesee Street, Utica, New York 13501 (Address of principal executive offices)
Registrant's telephone number, including area code: (315) 768-3000
Not Applicable (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit

No. Description

99.1 Press release, dated May 27, 2003.

Item 9. Regulation FD Disclosure.

On May 27, 2003, Partners Trust Financial Group, Inc. issued a press release announcing its cash dividend for the quarter ended June 30, 2003. That press release is filed as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.
(Registrant)

/s/ John A. Zawadzki
John A. Zawadzki
President and Chief Executive Officer

Date: May 27, 2003

EXHIBIT INDEX

Exhibit

No. Description

99.1 Press release, dated May 27, 2003